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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 6, 2003
                               (February 6, 2003)



                            ARKANSAS BEST CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      0-19969                71-0673405
     ----------------                ------------         -------------------
      (State or other                (Commission             (IRS Employer
      jurisdiction of                File Number)         Identification No.)
     incorporation or
       organization)


                             3801 Old Greenwood Road
                           Fort Smith, Arkansas 72903
                                 (479) 785-6000

--------------------------------------------------------------------------------
       (Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)




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ITEM 5. OTHER EVENTS.

On February 6, 2003, Arkansas Best Corporation issued a press release announcing that a tentative labor contract agreement had been reached with the International Brotherhood of Teamsters. A copy of the press release is attached as an exhibit to this Report on Form 8-K.


ITEM 7. EXHIBITS.

99.1     Press release of Arkansas Best Corporation dated February 6, 2003.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ARKANSAS BEST CORPORATION


                               (Registrant)


Date:  February 6, 2003        /s/ David E. Loeffler
       ----------------        ---------------------------------------------
                                    David E. Loeffler,
                                    Vice President - Chief Financial Officer
                                    and Treasurer



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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
99.1            Press release of Arkansas Best Corporation dated February 6,
                2003.